SEPARATE ACCOUNT FUVUL
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001


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The last paragraph of the section "TRANSFER PRIVILEGE" under THE POLICY is deleted. The following is inserted as the first section under THE POLICY:

MARKET TIMERS
The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Policies.

In order to prevent "market timing" activities that may harm or disadvantage other Policy Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.

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                                              SUPPLEMENT DATED DECEMBER 17, 2001






First Union (ValuePlus Assurance)